UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 26, 2010

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.  Entry Into a Material Definitive Agreement.

On October 26, 2010, Quicksilver Resources Inc. (“Quicksilver”) entered into a confidentiality agreement (the “Confidentiality Agreement”) with SPO Partners II, L.P. (“SPO”).  Pursuant to the Confidentiality Agreement, Quicksilver will make available to SPO certain non-public information regarding Quicksilver and its operations.  SPO has also agreed to certain standstill limitations for a period of 18 months after the date of the Confidentiality Agreement.

The foregoing description of the Confidentiality Agreement does not purport to be complete and is qualified in its entirety by the Confidentiality Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
10.1	Confidentiality Agreement dated October 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook Senior Vice President— Chief Financial Officer

Date:  October 26, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Confidentiality Agreement dated October 26, 2010